Supplement Dated January 4, 2023
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Ensemble Accumulator VUL	Ensemble Exec VUL
Ensemble Exec 2006 VUL	Ensemble Protector VUL

Lincoln Life Flexible Premium Variable Life Account JF-C

Ensemble SL VUL

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or about February 10, 2023, the LVIP JPMorgan Retirement Income Fund (Service Class) will no longer be available as an investment option under your Policy. Any investments in this fund will be transferred to the LVIP JPMorgan Retirement Income Fund (Standard Class) on or about this date. Once this transfer occurs, any future allocations that you previously designated to the LVIP JPMorgan Retirements Income Fund (Service Class) will be allocated to the LVIP JPMorgan Retirement Income Fund (Standard Class). You will need to provide us with allocation instructions if you wish to make a change from this investment.

You can find the prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.